EXHIBIT 10.4B
                                                                       EXECUTION


                                MITEL CORPORATION

                               FIRST AMENDMENT AND
                       LIMITED WAIVER TO CREDIT AGREEMENT



                  This FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "Amendment") is dated as of March 16, 1998, and entered into by and among Mitel Corporation, a corporation organized under the laws of Canada ("Company"), the financial institutions listed on the signature pages hereof ("Lenders"), Goldman Sachs Credit Partners L.P. ("GSCP") as arranger, advisor and syndication agent (in such capacity, the "Syndication Agent") and Canadian Imperial Bank of Commerce ("CIBC"), as Administrative Agent, and for purposes of Section 11 hereof, the Subsidiary Guarantors listed on the signature pages hereto (collectively the "Credit Support Parties"), and is made with reference to that certain Credit Agreement dated as of February 12, 1998, by and among Company, Lenders, GSCP, as Syndication Agent, and CIBC, as Administrative Agent (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, in connection with the Credit Agreement, Company and Administrative Agent are parties to that certain Post-Closing Punch List Agreement dated as of February 12, 1998 (the "Post-Closing Agreement");

                  WHEREAS, Company has requested an additional 30 days to (i) complete certain items set forth in the Post-Closing Agreement relating to the property located at Ogdensburg, New York, and (ii) deliver the title opinion of McCarthy Tetrault with respect to the Bromont Property as required by Section 6.10B of the Credit Agreement; and

                  WHEREAS, Company has requested that (i) Company be permitted to borrow Swing Line Loans in both Dollars and Canadian Dollars, (ii) Mitel Barbados be permitted to make intercompany loans to other Subsidiary Guarantors and (iii) certain other changes be made to the Credit Agreement as more fully set forth below;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.        AMENDMENTS TO CREDIT AGREEMENT

         A.       Subsection 1.1A - Definitions.


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                  (i) Subsection 1.1A of the Credit Agreement is hereby amended by amending and restating the definition of "Total Utilization of Revolving Loan Commitments" contained therein in its entirety as follows:

                                     "Total Utilization of Revolving Loan
                  Commitments" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the applicable Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus (ii) the Equivalent U.S. $ Amount of the aggregate principal amount of all outstanding Canadian Dollar Swing Line Loans plus (iii) the aggregate principal amount of all outstanding U.S. Dollar Swing Line Loans plus (iv) the Letter of Credit Usage."

                  (ii) Subsection 1.1A of the Credit Agreement is hereby further amended by adding thereto in alphabetical order the following new definitions of "Canadian Dollar Swing Line Loans" and "U.S. Dollar Swing Line Loans" as follows:

                                  "Canadian Dollar Swing Line Loans" means the
                  Swing Line Loans made by Swing Line Lender to Company in Canadian Dollars pursuant to subsection 2.1A(iv).

                                  "U.S. Dollar Swing Line Loans" means the Swing
                  Line Loans made by Swing Line Lender to Company in Dollars pursuant to subsection 2.1A(iv).

         B.       Subsection 2.1(iv) - Swing Line Loans.

                  (i) Subsection 2.1(iv) of the Credit Agreement is hereby amended by deleting the figure "Cdn. $ 5,000,000" appearing in the first paragraph thereof and substituting the figure "$5,000,000" in its place.

                  (ii) Subsection 2.1(iv) of the Credit Agreement is hereby further amended by amending and restating the third and fourth paragraphs appearing therein in their entirety as follows:

                           "With respect to any Swing Line Loans which have not
                  been voluntarily prepaid by Company pursuant to subsection 2.4B(i), Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Company), no later than 10:00 A.M. (Toronto time) on the first Business Day in advance of the proposed Funding Date, a notice (which shall be deemed to be a Notice of Borrowing given by Company) requesting Lenders having Revolving Loan Exposure to make Revolving Loans that are Base Rate Loans on such Funding Date in an amount equal to the sum of (a) the Equivalent U.S. $ Amount of the portion of such Swing Line Loans which are Canadian Dollar Swing Line Loans and (b) the aggregate principal amount of the portion of such Swing Line Loans which are


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                  U.S. Dollar Swing Line Loans, in each case which are
                  outstanding on the date such notice is given and which Swing Line Lender requests such Lenders to prepay (the "Refunded Swing Line Loans"). Anything contained in this Agreement to the contrary notwithstanding, (1) the proceeds of such Revolving Loans made by such Lenders (other than Swing Line Lender) in respect of U.S. Dollar Swing Line Loans shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans, (2) the proceeds of such Revolving Loans made by such Lenders (other than Swing Line Lender) in respect of Canadian Dollar Swing Line Loans shall be immediately converted by Administrative Agent to the Equivalent Cdn. $ Amount and delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (3) on the day such Revolving Loans are made, Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note, if any, of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans and shall be due under the Revolving Note, if any, of Swing Line Lender. Company hereby authorizes Administrative Agent and Swing Line Lender to charge Company's accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by Lenders having Revolving Loan Exposure, including the Revolving Loan deemed to be made by Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.5.

                           If for any reason (a) Revolving Loans are not made
                  upon the request of Swing Line Lender as provided in the immediately preceding paragraph in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans or (b) the Revolving Loan Commitments are terminated at a time when any Swing Line Loans are outstanding, each Lender having Revolving Loan Exposure shall be deemed to, and hereby agrees to, have purchased a participation in Canadian Dollars in respect of that portion of such outstanding Swing Line Loans which are Canadian Dollar Swing Line Loans and in Dollars in respect of that portion of such outstanding Swing Line Loans which are U.S. Dollar Swing Line Loans, in each case in an amount equal to its Pro Rata Share (calculated, in the case of the foregoing clause (b), immediately prior to such termination of the Revolving Loan Commitments) of the unpaid amount of such Swing Line Loans together with


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                  accrued interest thereon. Upon one Business Day's notice from
                  Swing Line Lender, each such Lender shall deliver to Swing Line Lender (A) an amount in Canadian Dollars equal to its respective participation in such Canadian Dollar Swing Line Loans in same day funds at the Funding and Payment Office and
                  (B) an amount in Dollars equal to its respective participation in such U.S. Dollar Swing Line Loans in same day funds at the Funding and Payment Office. In order to further evidence such participation (and without prejudice to the effectiveness of the participation provisions set forth above), each Lender having Revolving Loan Exposure agrees to enter into a separate participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any such Lender fails to make available to Swing Line Lender the amount of such Lender's participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. In the event Swing Line Lender receives a payment of any amount in which other Lenders having Revolving Loan Exposure have purchased participations as provided in this paragraph, Swing Line Lender shall promptly distribute to each such other Lender its Pro Rata Share of such payment."

                  C. Subsection 2.1B - Borrowing Mechanics. Subsection 2.1B of the Credit Agreement is hereby amended by deleing the phrase "and (vi) in the case of Swing Line Loans that such Loans shall bear interest by reference to the Canadian Prime Rate." appearing in the first paragraph thereof and substituting the following phrase in its place:

         "(vi) in the case of Swing Line Loans, whether such Loans shall be Canadian Dollar Swing Line Loans or U.S. Dollar Swing Line Loans, (vii) in the case of Canadian Dollar Swing Line Loans, that such Loans shall bear interest by reference to the Canadian Prime Rate and (viii) in the case of U.S. Dollar Swing Line Loans, that such Loans shall bear interest by reference to the Base Rate."

                  D. Subsection 2.1C - Disbursement of Funds. Subsection 2.1C of the Credit Agreement is hereby amended by amending and restating the first paragraph thereof in its entirety as follows:

         " C. Disbursement of Funds. All Term Loans and Revolving Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender or Swing Line Lender, as the case may be of the proposed borrowing. Each Lender shall make the amount of its Loan available to


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         Administrative Agent not later than 12:00 Noon (Toronto time) on the applicable Funding Date in same day funds in Dollars, at the Funding and Payment Office, and (other than with respect to any Swing Line Loan made without notice from Company pursuant to subsection 2.1B) Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 2:00 pm (Toronto time) on the applicable Funding Date in same day funds in Dollars or Canadian Dollars, as applicable, at the Funding and Payment Office. Except as provided in subsection 2.1A(iv) or subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Closing
         Date) and 4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds in Dollars (or with respect to Swing Line Loans requested to be made in Canadian Dollars only, in Canadian Dollars) equal to the proceeds of all such Loans received by Administrative Agent from Lenders or Swing Line Lender, as the case may be, to be credited to the account of Company at the Funding and Payment Office."

                  E. Subsection 2.2A - Rate of Interest. Subsection 2.2A of the Credit Agreement is hereby amended by amending and restating the second sentence thereof in its entirety as follows:

         "Subject to the provisions of subsection 2.7, (x) each Canadian Dollar Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at the sum of (1) the Canadian Prime Rate plus (2) the Applicable Base Rate Margin for Tranche A Term Loans and (y) each U.S. Dollar Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at the sum of (1) the Base Rate plus (2) the Applicable Base Rate Margin for Tranche A Term Loans."

                  F. Subsection 2.3A - Payment of Commitment Fees. Subsection 2.3A of the Credit Agreement is hereby amended by deleting the reference therein to "March 1, June 1, September 1 and December 1" and substituting therefor a reference to "the first Business Day following the end of each calendar quarter".

                  G. Subsection 2.4B (iii)(c) - Prepayments Due to Issuance of Debt. Subsection 2.4B(iii)(c) of the Credit Agreement is hereby amended by changing the cross-reference contained therein from "7.1(vi)" to "7.1(vii)".

                  H. Subsection 2.4C(1) - Manner and Time of Payment. Subsection 2.4C(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(i) Manner and Time of Payment. All payments by Company of principal, interest, fees and other Obligations hereunder and under the Notes shall be


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                  made in Dollars (or, with respect to any such payments in
                  respect of Canadian Dollar Swing Line Loans only, in Canadian Dollars) in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (Toronto time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. Company hereby authorizes Administrative Agent to charge its accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose). To the extent that (a) funds received by Administrative Agent from Company (or debited from any account with Administrative Agent) in Dollars must be converted into Canadian Dollars for any payment hereunder in respect of any Canadian Dollar Swing Line Loans, Administrative Agent shall effect such conversion on the applicable payment date on the basis of the rate at which Administrative Agent is able to purchase Canadian Dollars with Dollars on such payment date and (b) funds received by Administrative Agent from Company (or debited from any account with Administrative Agent) in Canadian Dollars must be converted into Dollars for any other payments hereunder, Administrative Agent shall effect such conversion on the applicable payment date on the basis of the rate at which Administrative Agent is able to purchase Dollars with Canadian Dollars on such payment date."

                  I. Subsection 3.2(i) - Payment of Letter of Credit Fees. Subsection 3.2(i) of the Credit Agreement is hereby amended by deleting the reference therein to "March 1, June 1, September 1 and December 1" and substituting therefor a reference to "the first Business Day following the end of each calendar quarter".

                  J. Subsection 5.20B - Mitel (Barbados). Subsection 5.20B of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "B. Mitel Barbados. Mitel Barbados has no assets (including receivables) other than the Discounted Notes and Intercompany Notes permitted pursuant to subsection 6.10E."

                  K. Subsection 6.8A - U.K. Plessey Entities. Subsection 6.8A of the Credit Agreement is hereby amended by deleting the proviso appearing at the end of such subsection and substituting the following proviso in its place:

         "provided, however, that Company shall not be required to cause MEDL to comply with this subsection 6.8A in the event that, within 30 days of the Closing Date, either (a) MEDL is merged with PSL or Mitel Telecom with PSL or Mitel Telecom, as the case may be, being the surviving company or (b) MEDL's business is wound-up, all of its assets are distributed to Mitel Telecom and liquidation proceedings are commenced in the appropriate jurisdiction with respect thereto which proceedings are not subsequently abandoned for any reason."


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                  L. Subsection 6.10E - Discounted Notes. Subsection 6.10E of
the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "E. Discounted Notes. In the event Mitel Barbados receives any payments on redemption of any Discounted Note, Company shall ensure that Mitel Barbados applies the total amount of such payments (net of costs and applicable taxes) to either (i) subscribe for additional Discounted Notes within 24 hours of such repayment, (ii) make a dividend payment to Company within two Business Days of such receipt or (iii) make an intercompany loan to another Subsidiary Guarantor in accordance with the provisions of subsection 7.1(iv) within two Business days of such receipt; it being understood that such net payments may be applied under clauses (i), (ii) and
                  (iii) in such proportions as Mitel Barbados may determine."

                  M. Subsection 7.1 - Indebtedness. Subsection 7.1 of the Credit Agreement is hereby amended by inserting a new clause (vi) therein as follows and renumbering existing clause (vi) as clause (vii):

                  "(vi) Mitel, Inc. may become and remain liable with respect to a revolving line of credit with National Bank of Detroit in an aggregate principal amount not to exceed $1,000,000 at any time outstanding and the proceeds of which shall be used for the general corporate purposes of Mitel, Inc. and its Subsidiaries; and"

                  N. Subsection 7.4 - Contingent Obligations. Subsection 7.4 of the Credit Agreement is hereby amended by (i) changing the cross reference contained in clause (vii) thereof from "7.1(vi)" to "7.1(vii)", (ii) deleting the word "and" appearing at the end of clause (xi) thereof, (iii) renumbering existing clause (xii) as new clause (xiii) and (iv) inserting a new clause (xii) therein as follows:

                  "(xii) Company may become and remain liable with respect to a guaranty of the Indebtedness of Mitel, Inc. permitted under subsection 7.1(vi); and"

                  O. Exhibit I - Form of Notice of Borrowing. Exhibit I to the Credit Agreement is hereby amended and restated in its entirety as set forth in Annex A hereto.

                  P. Exhibit VI-B - Form of Swing Line Note. Exhibit VI-B to the Credit Agreement is hereby amended and restated in its entirety as set forth in Annex B hereto.

Section 2. LIMITED WAIVERS TO THE CREDIT AGREEMENT AND POST-CLOSING AGREEMENT

                  A. Limited Waiver Under Subsection 6.10B. On the basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, Requisite Lenders hereby agree to waive Company's compliance with the provisions of subsection 6.10B(i) until April 13, 1998; provided that the waiver contained in this Section 2A shall automatically cease to be of any force or effect on


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April 13, 1998 if Company has not complied with the provisions of subsection
6.10B (i) on or before such date;

                  B. Limited Waiver Under Post-Closing Agreement. On the basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, Requisite Lenders hereby agree to waive Company's compliance with (i) the provisions of items 1.5A, 1.5C, 1.5E, 1.5H, 1.6C, 1.6D, and 1.6E of the Post-Closing Agreement (in each case as such items relate to the property located at Ogdensburg, New York), and (ii) the provisions of item 3 of the Post-Closing Agreement solely as such item relates to good standing certificates in the states of Connecticut, Illinois and Massachusetts (collectively, the "Waived Items"), in each case until April 13, 1998, provided that the waiver contained in this Section 2B shall automatically cease to be of any force or effect on April 13, 1998 if Company has not complied with the provisions of each of the Waived Items on or before such date.

Section 3. LIMITATION OF WAIVER

                  Without limiting the generality of the provisions of Section
10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to noncompliance by Borrower with the provisions of Sections 6.10B of the Credit Agreement and the Waived Items of the Post-Closing Agreement in the manner and to the extent described above and nothing in this Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by Borrower with respect to (i) Section 6.10 of the Credit Agreement or the Waived Items of the Post-Closing Agreement in any other instance or
                  (ii) any other term, provision or condition of the Credit Agreement or Post-Closing Agreement or any other instrument or agreement referred to therein; or

                  (b) prejudice any right or remedy that any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, the Post-Closing Agreement or any other instrument or agreement referred to therein.

                  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement, the Post-Closing Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 4.        CONDITIONS TO EFFECTIVENESS

                  Notwithstanding anything to the contrary herein, this Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

                  A. Company and each Credit Support Party shall have delivered to Administrative Agent sufficient originally executed copies for each Lender and its counsel of this Amendment;


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                  B. Requisite Lenders shall each have executed a counterpart of this Amendment; and

                  C. Company and Administrative Agent shall have received written or telephonic notification of such execution by such Lenders and authorization of delivery thereof.

Section 5. REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company hereby represents and warrants that after giving effect to this Amendment:

                  A. Corporate Power and Authority. Each of Company and each Credit Support Party has all requisite corporate power and authority to enter into this Amendment, and each of Company and each Credit Support Party has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and Post-Closing Agreement, in each case as amended by this Amendment.

                  B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Credit Agreement as amended by this Amendment (as so amended, the "Amended Agreement") have been duly authorized by all necessary corporate action on the part of Company.

                  C. No Conflict. The execution and delivery by of Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws (or comparable organizational documents) of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency or government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries (other than, with respect to the exercise of certain remedies under the U.K. Guarantee and Debenture, as such remedies may be affected by certain government contracts in the United Kingdom), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

                  D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or


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                  approval of or notice to, or other action to, with or by, any multi-national, federal, provincial, state, municipal, local or other governmental authority or regulatory body.

                  E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in
                  Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                  H. No Change to Organizational Documents. Neither the Certificate of Incorporation nor the Bylaws of Company has been amended, supplemented or otherwise modified since the Closing Date.


Section 6. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE
           OTHER LOAN DOCUMENTS.

                  A. On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words or like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.


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Section 7. FEES AND EXPENSES.

                  Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

Section 8. HEADINGS.

                  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 9. COUNTERPARTS

                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Section 10. GOVERNING LAW

                  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Section 11. ACKNOWLEDGEMENT AND CONSENT BY CREDIT SUPPORT PARTIES


          Each undersigned Credit Support Party is a party to one or more of the Subsidiary Security Agreement (U.S.), the Subsidiary Pledge Agreement (U.S.), the Subsidiary Patent and Trademark Security Agreement (U.S.), the U.K. Pledge Agreement, the U.K. Guarantee and Debenture, the Copyright Security Agreement and certain other Collateral Documents delivered pursuant to the Credit Agreement (collectively, the "Subsidiary Collateral Documents") and either the Subsidiary Guaranty or the U.K. Guarantee and Debenture in each case as amended through the First Amendment Effective Date, pursuant to which each Credit Support Party has (a) guarantied the Obligations and (b) created Liens in favor of Administrative Agent on certain Collateral and pledged certain Collateral to Administrative Agent to secure the obligations of such Credit Support Parties under the Guaranties. The Subsidiary Guaranty, U.K. Guarantee and Debenture and the other Subsidiary Collateral Documents are collectively referred to herein as the "Credit Support Documents".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations", as the case may be (in each case as such terms are defined in the applicable Credit Support Document) and "Indebtedness" (as defined in the U.K. Guarantee and Debenture), including without limitation the payment and performance of all such "Guarantied Obligations", "Secured Obligations" or "Indebtedness", as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    LENDERS:

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                    as a Lender and as Syndication Agent



                                              Authorized Signatory


                                    GOLDMAN SACHS CANADA CREDIT PARTNERS CO., as a Lender



                                              Authorized Signatory


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as a Lender and as Administrative Agent



                                              Executive Director



                                    COMPANY:

                                    MITEL CORPORATION



                                              Name:
                                              Title:

                                    CREDIT SUPPORT PARTIES:


                                    MITEL TELECOM LIMITED



                                              Name:
                                              Title:

                                    MITEL, INC.



                                              Name:
                                              Title:

                                    MITEL TELECOMMUNICATIONS SYSTEMS, INC.



                                              Name:
                                              Title:

                                    MITEL SEMICONDUCTOR AMERICAS, INC.



                                              Name:
                                              Title:

                                    MITEL SEMICONDUCTOR, INC.



                                              Name:
                                              Title:

                                    MITEL (BARBADOS) LTD.



                                              Name:
                                              Title:

                           ANNEX A TO FIRST AMENDMENT

                                    EXHIBIT I

                          [FORM OF NOTICE OF BORROWING]

                               NOTICE OF BORROWING


                  Pursuant to that certain Credit Agreement dated as of February 12, 1998, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Mitel Corporation, a corporation organized under the laws of Canada ("Company"), the financial institutions listed therein as Lenders ("Lenders"), Goldman Sachs Credit Partners L.P., as advisor, arranger and syndication agent and Canadian Imperial Bank of Commerce, as Administrative Agent ("Administrative Agent"), this represents Company's request to borrow as follows:

         1.       Date of borrowing:    ___________________, _________

         2.       Amount of borrowing: $___________________

         3.       Lender(s):

                                         [ ]a.      Lenders, in accordance with
                                                    their applicable Pro Rata
                                                    Shares
                                         [ ]b.      Swing Line Lender

         4.     Type of Loans:           [ ]a.      Tranche A Term Loans
                                         [ ]b.      AXELs Series B
                                         [ ]c.      Revolving Loans
                                         [ ]d.      Canadian Dollar Swing Line
                                                    Loan
                                         [ ]e.      U.S. Dollar Swing Line Loan

         5.     Interest rate option:    [ ]a.      Base Rate Loan(s)
                                         [ ]b.      Eurodollar Rate Loans with
                                                    an initial Interest Period
                                                    of ____________ month(s)
                                         [ ]c.      Canadian Prime Rate
                                                    (Canadian Dollar Swing Line
                                                    Loans only)

The proceeds of such Loans are to be deposited in Company's account at Administrative Agent.

                  The undersigned officer, to the best of his or her knowledge, and Company certify that:

                  (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date;

                  (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default; and

                  (iii) Company has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

DATED: ____________________                   MITEL CORPORATION


                                              By: __________________________
                                              Title: ________________________

                           ANNEX A TO FIRST AMENDMENT

                                  EXHIBIT VI-B

                            [FORM OF SWING LINE NOTE]

                                MITEL CORPORATION

                      PROMISSORY NOTE DUE FEBRUARY 12, 2003

$5,000,000                                                    New York, New York
                                                               February 12, 1998

                  FOR VALUE RECEIVED, MITEL CORPORATION, a corporation organized under the laws of Canada ("Company"), promises to pay to Canadian Imperial Bank of Commerce ("Payee"), on or before February 12, 2003, the lesser of (x) FIVE MILLION DOLLARS ($5,000,000.00) and (y) the unpaid principal amount of all advances made by Payee to Company as Swing Line Loans under the Credit Agreement referred to below; provided that Swing Line Loans denominated in Canadian Dollars shall be repaid in the currency required by and otherwise in accordance with and subject to the terms of the Credit Agreement.

                  Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates, in the currency and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of February 12, 1998 by and among Company, the financial institutions listed therein as Lenders, Goldman Sachs Credit Partners L.P., as advisor, arranger and syndication agent and Canadian Imperial Bank of Commerce, as Administrative Agent (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                  This Note is Company's "Swing Line Note" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Note shall be made in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement and shall be made in lawful money in the currency designated in accordance with the terms of the Credit Agreement.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

                  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                              MITEL CORPORATION


                                              By: __________________________
                                              Title: ________________________

                                  TRANSACTIONS
                                       ON
                                 SWING LINE NOTE


                     Amount and                                Outstanding
                     Currency of           Amount of            Principal
                      Loan Made         Principal Paid           Balance           Notation
     Date             This Date            This Date            This Date          Made By
     ----             ---------            ---------            ---------          -------